Exhibit 99.1

Public Lenders' Presentation

Confidential

May 2011

Forward Looking Statements

Certain information in this presentation may be considered forward-looking information within the definition of the Private Securities Litigation Reform
Act of 1995. This information is based on the Company's current expectations and actual results could vary materially depending on risks and uncertainties that may affect the Company's operations, markets, services, prices and other factors as discussed in filings with the Securities and Exchange Commission.
These risks and uncertainties include, but are not limited to, general and economic conditions and declines in the industries in which we participate.
There is no assurance that the Company's expectations will be realized. All forward looking statements speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. The Company assumes no obligation to update any forward-looking information contained in this presentation.

Table of Contents

                              I. Company Overview

Chuck Dawson
Chief Executive Officer

                           II. Key Credit Highlights

Chuck Dawson
Chief Executive Officer

                            III. Financial Overview

Peter Fera
Chief Financial Officer

                       IV. Transaction Terms and Timing

                                 Credit Suisse

                                    Appendix

Transaction Overview

Harland Clarke Holdings Corp. ("Harland" or the "Company") is seeking to amend and extend its

current senior secured term loan

[]   The proposed transaction includes:

[]   $1,200 million or more new senior secured term loan tranche

[]   New senior secured term loan tranche extended three years to June 2017

[]   $529 million non-extended senior secured term loan

[]   $100 million non-extended revolving credit facility

[]   The Company  believes  the  proposed  transaction  would be  beneficial  to lenders as it would:

[]   Address the majority of the Company's near-term maturities by extending the maturity profile

[]   Provide  management  with operating  flexibility and enhance overall credit quality of the Company

[]   Address  term  loan  maturity   before  other   issuers  while   preserving
     flexibility for future secured debt issuance if warranted

[]   Create the  opportunity to seek certain other  modifications  to the credit agreement as part of the amendment

Transaction Summary

HARLAND CLARKE HOLDINGS CORP.

Pro Forma Capitalization

($ in millions)

	Current 3/31/11A	Pro forma 3/31/11A	Indicative Rate	Maturity
Cash	$107	$99		
Revolver	–	–	L+250	June-13
Senior secured term loan	1,729	529	L+250	June-14
Extended senior secured term loan	–	1,200	L+375	June-17[1]
Total senior secured debt	**$1,729**	**$1,729**		
Senior floating rate notes	207	207	L+475[2]	May-15
Senior fixed rate notes	271	271	9.50%	May-15
Capital lease obligations and other	4	4		
Total debt	**$2,211**	**$2,211**		

	Current Adjusted	Current Compliance	Current Cash	Pro forma Adjusted	Pro forma Compliance	Pro forma Cash
LTM 3/31/11 Adjusted EBITDA	**$464**	**$494**	**$467**	**$464**	**$494**	**$467**
GlobalScholar and Spectrum K12 Adjustment	(9)	(9)	6	(9)	(9)	6
LTM 3/31/11 Pro Forma EBITDA	**$455**	**$485**	**$473**	**$455**	**$485**	**$473**
First Lien Leverage / Pro Forma EBITDA	3.8x	3.6x	3.7x	3.8x	3.6x	3.7x
Senior Secured Leverage / Pro Forma EBITDA	3.8x	3.6x	3.7x	3.8x	3.6x	3.7x
Total Leverage / Pro Forma EBITDA	4.9x	4.6x	4.7x	4.9x	4.6x	4.7x

(1) The earlier of June 2017 or 90 days prior to the maturity of the senior floating rate notes and senior fixed rates notes (i.e. May 2015)

(2) LIBOR floor of 1.25%

4

Management Presenters

Chuck Dawson

Chief Executive Officer

[]   Over 34 years of experience in the financial services and security printing industry

[]   Over 18 years with Clarke American / Harland Clarke

[]   Former Chief Executive Officer of Rocky Mountain Bank Note; began career at
     IBM

[]   B. A. in Marketing and an MBA from Lamar University

Peter Fera

Executive Vice President

and Chief Financial Officer

[]   17 years of experience  with Harland Clarke,  Honeywell,  and GE in various financial and operational leadership roles

[]   Appointed Executive Vice President and Chief Financial Officer in May 2007

[]   Former Chief  Financial  Officer of Honeywell's  Aircraft  Landing  Systems
     business from October 2003 to April 2005

[]   B. A. in Mechanical  Engineering from University of Pennsylvania,  an M. A.
     in  Mechanical  Engineering  from MIT and an MBA in  Management  from MIT's
     Sloan School of Management

I. Company Overview

Chuck Dawson, Chief Executive Officer

Harland Clarke Holdings Snapshot

[] Leading Industry Positions

--   Leading  provider  of  checks,  marketing  and  information  services,  and customized business and home office products

--   Leading provider of software and services to financial institutions

--   Leading  provider  of  technology-enabled  data  management  and  testing /
     assessment solutions

--   $1.7 billion in revenues

[] Broad Product and Service offerings

--   Harland Clarke:  Checks and related products,  business forms / stationery, fraud prevention products and direct marketing services

--   Harland  Financial  Solutions:  Technology  services and  solutions for the financial services industry

--   Scantron:  Technology-enabled  data  management  and  testing /  assessment solutions for educational, commercial, healthcare and governmental markets

[]   Strong Long-Term Client Relationships

--   Trust,  integration and partnership drive client relationships supported by long-term contracts

--   Harland Clarke: 15,000+ financial and commercial institutions

--   Harland Financial Solutions: 6,500+ financial institutions

--   Scantron: 50,000+ educational and commercial accounts

[] Strong profit margins and robust cash flow generation

--   2010 Adjusted EBITDA: $485 million (29.0% margin)

--   2010 Cash flow from operations: $273 million

                          Revenue by Business Segment

[GRAPHIC OMITTED]

2010 Consolidated GAAP Revenues: $1,671 million

                            Revenue by Product Line

[GRAPHIC OMITTED]

2010 Consolidated GAAP Revenues: $1,671 million

Segment Overview:

                     Description of Products and Services

Description

[]   Leading  provider of checks,  office  products  and  marketing  and contact center services

[]   Strong, long-term customer relationships

[]   15,000+ financial and commercial institution clients

[]   85%+ of revenues under long-term contract

[]   Trusted  partner with a proven  business model operating in a highly secure network

Products

[]   Checks and related products

[]   Marketing services

[]   Business and home office products

[]   Financial and business forms

[]   Security solutions

Facilities

[]   5 contact centers and 10 plants, supported by a national sales organization
     Current Strategic Initiatives

[]   Maximize financial institution relationships through value added solutions

[]   Optimize customer-preferred channels

[]   Accelerate growth through retail clients

[]   Effectively manage cost structure

(1)  Adjusted Revenue

($ in millions)

[GRAPHIC OMITTED]

(1)  Revenue  is  adjusted  to  add  back  acquisition   accounting  fair  value
     adjustments of deferred revenue.

Adjusted EBITDA and Margins

($ in millions)

[GRAPHIC OMITTED]

                        Adjusted EBITDA Reconciliation

($ in millions)
-------------------------------------------- ----- ------ ------ ------ -----------
                                             2007  2008   2009   2010   LTM 3/31/11
============================================ ===== ====== ====== ====== ===========
Operating income                              $181  $217   $196   $238      $22
D and A                                             98   113    109    103        99
Restructuring                                    6     8     26     12        13
Asset impairments                                3     2     33      4         4
Impact of acquisition accounting adjustments     2     --     --     1         --
Transaction related expenses                     2     --     --     --        --
============================================ ===== ====== ====== ====== ===========
Adjusted EBITDA                               $292  $340   $364   $358      $34

Segment Overview:

                     Description of Products and Services

Description

[]   Leading supplier of software and services to financial institutions

[]   Sell to 6,500+ financial institutions in U. S.

Products

[]   Core processing systems

[]   Internet and mobile banking applications

[]   Risk management solutions

[]   Branch automation solutions

[]   Lending origination and compliance

[]   Business intelligence solutions

[]   Host processing systems on both an in-house and outsourced basis

[]   Proprietary loan and deposit origination and compliance software

Facilities

[]   18 fully networked  facilities  focused on customer support and enhancement of software solutions

[]   30+  offshore  IT  professionals  for  software   development  and  support
     resulting from Parsam acquisition

Current Strategic Initiatives

[]   Cross-sell core and point solutions to existing  clients to achieve revenue and earnings growth targets

[]   Create enhanced new sales of enterprise banking,  branch banking,  internet banking, credit risk management and compliance solutions

[]   Integrate newly acquired uBanking[]  self-service  offerings available from
     Parsam capabilities

[]   Start  build-out  of newly  acquired  India  development  center to enhance software development and technical implementation capacity

                                      (1)
                               Adjusted Revenue

[GRAPHIC OMITTED]

                          Adjusted EBITDA and Margins

[GRAPHIC OMITTED]

                        Adjusted EBITDA Reconciliation

($ in millions)
-------------------------------------------- ------ ------ ----- ------ -----------
                                             2007   2008   2009  2010   LTM 3/31/11
============================================ ====== ====== ===== ====== ===========
Operating income                               $17    $34    $33   $49       $5
D and A                                             17     29     26    28        28
Restructuring                                    --     4      4     3         3
Asset impairments                                --     --    11     --        --
Deferred purchase price                          3      8      4     1         1
Impact of acquisition accounting adjustments    10      1      0     --        --
============================================ ====== ====== ===== ====== ===========
Adjusted EBITDA                                $47    $76    $78   $81       $8

                                       10

Segment Overview:

                     Description of Products and Services

Description

[]   Provider of web-based  education  technology  with  unmatched  portfolio of services and products

[]   Strong brand  recognition  across  multiple  verticals  (40+ year operating history)

[]   Large and loyal  customer  base (80% of the largest  school  districts  and
     65,000+ scanning machines)

[]   Broad network of international distributors

Products

[]   Integrated technology solutions for education

[]   Web-based assessment products

[]   Response to intervention products

[]   Scanners, forms and survey services

[]   Safety data capture

[]   Installation, maintenance and repair service

[]   Managed print and network services

Facilities

[]   14 facilities, which include manufacturing, technology and services

[]   200+  offshore  IT  professionals  for  software  development  and  support services

Current Strategic Initiatives

[]   First  to  market  with a  comprehensive  end-to-end  education  technology solution

[]   Integrate GlobalScholar, Spectrum K12 and

Scantron solutions and capabilities

[]   Leverage Indian development center resources obtained through GlobalScholar acquisition

[]   Evolve from data capture products to vertically- focused data solutions

                                      (1)
                               Adjusted Revenue

[GRAPHIC OMITTED]

                          Adjusted EBITDA and Margins

[GRAPHIC OMITTED]

                        Adjusted EBITDA Reconciliation

($ in millions)
-------------------------------------------- ------ ------ ------ ------ -----------
                                             2007   2008   2009   2010   LTM 3/31/11
============================================ ====== ====== ====== ====== ===========
Operating income                               $12    $28    $35    $25       $1
D and A                                             11     24     26     27        30
Restructuring                                    --     2      3      7         6
Asset impairments                                --     --     0      --        1
Deferred purchase price                          --     --     --     --        (3)
Impact of acquisition accounting adjustments     5      2      0      2         5
============================================ ====== ====== ====== ====== ===========
Adjusted EBITDA                                $28    $56    $64    $61       $5

                                       11

Segment Overview: SCANTRON
Acquisition of GlobalScholar

HARLAND CLARKE HOLDINGS CORP.

Business description

GlobalScholar delivers the technical innovations that meet the needs of today's evolving data-driven educational system

- Dedicated to building a bridge to change for education by offering powerful, leading edge solutions and viable transformational opportunities at all levels of the education community
- End-to-end solution, Pinnacle Suite™, increases teacher effectiveness, improves communication and empowers educators to transform practices that improve student learning
- Customers that benefit from the GlobalScholar solution:
  - **K-12 and Higher Education** – benefit from learning-centric tools integrating all the data sources for each student – student information, standards-based curriculum, assessment and gradebook
  - **Professional Development** – improves teacher effectiveness, develops 21st Century teaching skills, delivers research-based practices on school improvement, and brings real value to the hands of teachers
  - **Tutoring and Test Preparation** – provide tutoring companies and institutions of all sizes with an end-to-end, web-based solution for efficiently managing existing tutoring services and expanding their business into an online/offline/hybrid education vertical

Transaction Rationale

- GlobalScholar's instructional management platform supports all aspects of managing education at K-12 schools
- Complements Scantron's testing and assessment, response to intervention, student achievement management and special education software solutions
- Adding GlobalScholar's product offering and customer base to a larger, well-run company like Scantron creates significant revenue and cost synergies

On January 3, 2011 Scantron completed the acquisition of GlobalScholar

11

Proven Management Team with Significant Industry Track Record

[GRAPHIC OMITTED]

[] Chuck Dawson -- President and Chief Executive Officer, Harland Clarke
Holdings Corp.

-- Over 18 years with Clarke American / Harland Clarke and over 34 years of experience in the financial services and security printing industry

[] Peter Fera -- Chief Financial Officer, Harland Clarke Holdings Corp.

-- 17 years of experience with Harland Clarke, Honeywell, and GE in various financial and operations leadership roles

[] Dan Singleton -- President and Chief Operating Officer, Harland Clarke

-- 26-year  career in payment solutions industry having held positions at Xerox and Deluxe Checks

[] Raju Shivdasani -- President, Harland Financial Solutions

-- 30-year  career in financial services technology having held positions at
Fiserv  and Citicorp

[] William Hansen -- Chairman, Scantron

-- Over 30 years of experience in education having held positions as Deputy
Secretary of Education, President of Chartwell Education Group and President of
Education Finance Council

[] Kal Raman -- Chief Executive Officer, GlobalScholar

-- 22 years of experience leading computer technology efforts of major corporations with focus on education, retail and online marketing.  Held
C-level  positions with Amazon. com and Drugstore. com, and leadership roles with Nations Rent, Blockbuster, and Wal-Mart

[] John Lawler -- President, Scantron Commercial

-- Over 24 years of experience in information services, business services, software, and publishing services for the commercial, B2B, educational, legal, and governmental markets.  Senior leadership roles, including global management experience, with Dun  and  Bradstreet, LexisNexis and Triumph Learning

                           Multi-disciplinary expertise

               Extensive sales  and  marketing background / experience

                   Long tenure / significant industry background

              Significant M and A execution and integration track record

                  Strong public company reporting experience

                                       13

II. Key Credit Highlights

Chuck Dawson, Chief Executive Officer

                                       14

[GRAPHIC OMITTED]

          Diversified Business Model with Industry Leading Positions

              Broad Range of Client-Focused Products and Services

                 Long-Term Client Relationships with Significant Expansion
                                 Opportunities

             Growing Base of Technology-Enabled Services and Solutions

                            Demonstrated History of

                             Continuous Improvement

    Proven and Attractive Financial Model with Resilient Performance during
                                    Downturn

         Proven Management Team with Significant Industry Track Record

                                       15

Diversified Business Model

with Industry Leading Positions

[]   Unique business model  characterized by industry  leadership,  diversity of
     products   and   services,    long-term    customer    relationships    and
     technology-enabled solutions

[]   Leading  industry   positions  in  checks,   payment  processing  and  data
     management and testing / assessment industries

[]   Balanced  business  mix  between  Harland  Clarke's  three  business  units provides  an  excellent  platform  to  navigate  through  economic  cycles.
     Significant  investment in growth areas (Scantron) to further help mitigate cyclicality

[]   Diversity of end markets and  customers,  as well as diversity  within each customer

Client Diversity (2010)

[GRAPHIC OMITTED]

Growth of Non-Check Products

[GRAPHIC OMITTED]

Harland Clarke is well situated to continue capitalizing on

its unique position to drive value for all stakeholders

                                       16

Long-Term Client Relationships with

Significant Expansion Opportunities

Financial Institutions

[GRAPHIC OMITTED]

Education

[GRAPHIC OMITTED]

Direct to Consumer and

Commercial

[GRAPHIC OMITTED]

~85% of revenues are under long-term contracts.

Top 10 customers on average utilize 5 or more products and services.

                                       17

Growing Base of Technology-Enabled

Services and Solutions

                             An Integrated System

Leveraging technology to provide an end-to-end educational software solution

                                       18

Demonstrated History of Continuous Improvement

Business       Accomplishments                        Results                     Ongoing
============= -------------------------------------- --------------------------- ------------------------------------------
              []                                     []                          []
                  Consolidation of printing plants,      22 facility closures        Managing costs, overhead and
                  contact centers and SG and A functions     since 2007                  facilities to reflect decline in check
                                                     []                              unit volumes
                                                         Exceeded synergy target
              []                                                                 []
                  Cost rationalization to mirror         of $112.6M from the         Continued improvements to
     Harland
                  maturation of check industry           John H. Harland             operating efficiencies through
      Clarke
                                                         acquisition                 technology investment and process
                                                     []                              improvement
              []                                         Improved adjusted
                  Streamlined manufacturing process
                                                                                 []
                                                         EBITDA margin by            Establishing India based product
                                                         330bps since 2007           development resources
============= -------------------------------------- --------------------------- ------------------------------------------
              [] Improved operating margins          []                          []
                                                         29% improvement in          Move from a product-centric
              []                                         revenue per FTE             organization to a functional
                  Consolidation of facilities and
                                                                                     organization to enhance customer
                  workforce
                                                                                     support
     Harland
                                                     []
              []                                         Improved adjusted
                  Reduction in SG and A expense by
                                                                                 []
    Financial                                                                        Make products more compatible with
                                                         EBITDA margin by
                  leveraging the Company's shared
                                                                                     existing operating systems and
   Solutions                                             470bps since 2007
                  services capabilities
                                                                                     applications that achieve popularity
              []
                  Established India based product
                                                                                     within the business application
                  development resources
                                                                                     marketplace
============= -------------------------------------- --------------------------- ------------------------------------------
              []                                     []                          []
                  Consolidation of manufacturing and     Exceeded synergy            Integrate and leverage new
                  printing operations                    targets for Data            acquisitions profitably
                                                         Management acquisition
              []
                  Established India based product
                  development resources with                                     []
                                                                                     Investment in digital printing
                                                     []
                  GlobalScholar acquisition              Closed Irvine facility      technology to improve efficiencies
    Scantron
              []
                  Reduction of duplicative SG and A
                  expenses through workforce
                  rationalization
              []
                  Reduction of redundant consulting
                  and other professional services

       Strong history of cost reductions and operating margin expansion

                                       19

Proven and Attractive Financial Model

with Resilient Performance during Downturn

Impact of the Severe Economic / Industry Downturn

[] Increasing unit decline in check business

[] Overall customer spending down which hampered up-sell  and cross-sell  opportunities

[] Pressure on financial institutions due to banking / financial crisis

[] Educational budget constraints

[] Reduction in corporate IT spend

How did we address these issues?

[] Enhanced focus on driving check revenues through
cross-sell  efforts and increased revenue per unit

[] Additional focus on cost rationalization efforts and
facilities closures

[] Acquisitions in high growth areas, such as
education (GlobalScholar and Spectrum K12)

Adjusted EBITDA and Margin

[GRAPHIC OMITTED]

Capital Expenditures as % of Sales

[GRAPHIC OMITTED]

Cash Flow from Operations

[GRAPHIC OMITTED]

Adjusted EBITDA Reconciliation

($ in millions)
--------------------------------------------- ------- ------ ------- ------ -----------
                                              2007    2008   2009    2010   LTM 3/31/11
============================================= ======= ====== ======= ====== ===========
Net income (loss)                               ($15)    $47   $112    $114      $10
Interest expense, net                            160     184    136     115       112
Provision (benefit) for income taxes              (6)     33    67       68       58
D and A                                              126     165    162     158       158
Restructuring                                     6       15    33       22       22
Deferred purchase price                           3       8      4       1         (2)
Asset impairments                                 3       2     44       4         5
(Gain) / loss on early extinguishment of debt    55       --    (65)     --        --
Impact of acquisition accounting adjustments     17       3      0       3         6
Transaction related expenses                      2       --     --      --        --
============================================= ======= ====== ======= ====== ===========
Adjusted EBITDA                                 $351    $457   $493    $485      $46

    Our financial model is characterized by strong historical performance, high
  EBITDA margins, low working capital requirements and significant cash flow generation

                                       20

III. Financial Overview

Peter Fera, Chief Financial Officer

                                       21

Solid, Long-term Historical Performance

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[] High recurring revenue stream

[]Broad customer base and ~85% of revenues under long-
term contract (3-5  years)

[] Demonstrated ability to integrate acquisitions

[] Diversified revenue base

(2) Adjusted EBITDA

[GRAPHIC OMITTED]

[] Demonstrated track record of margin improvement

[] Margin expansion of 270bps since 2007

[] 26 facility closures since 2007

[] Exceeded synergy target of $112.6M from the John H.
Harland acquisition

Cash Flow from Operations

[GRAPHIC OMITTED]

[] Strong cash flow generation and conversions

[] Minimal capital expenditures requirements

(1) Revenue is adjusted to add back acquisition accounting fair value adjustments of deferred revenue

(2) See Adjusted EBITDA reconciliation on slide 19

                                       22

Review of 2010 Financial Performance

Delivered strong financial performance despite continued recession and market environment

[] Adjusted revenue of $1,674  million

[] Decrease primarily due to volume declines for the Harland Clarke and
Scantron segments

[] Gross profit margin of 42.6%  in 2010 compared to 41.7%  in 2009

[] Adjusted EBITDA margin increased to 29.0%  in 2010 from 28.8%  in 2009

[] Cash flow from operations of $273  million, an increase of $68  million from
2009

[] Spent $61  million on acquisitions and $39  million (2.3%  of revenue) on capital expenditures

[] Upgraded and expanded key service and product offerings

                                       23

Review of Q1 2011 Financial Performance

                                                                                             Variance  Variance
                                                                                             (March 31, 2011 v.
                            March 31,   March 31, December 31,   (March 31, 2011 v. 2010)     Dec. 31, 2010)
Quarter ended,                2011       2010         2010        $              %          $  %
Net Revenues

 Harland Clarke Segment        $279       $310         $284       ($31)         (10.0%)      ($5)     (1.8%)
 Harland Financial
 Solutions Segment                72         69          73          3            4.3%        (1)     (1.4%)
 Scantron Segment                 53         51          50          2            3.9%         3       6.0%
 Eliminations                     (0)        (0)          (1)        --           NM           1        NM

Total Net Revenues             $404       $430         $406       ($26)          (6.0%)      ($2)     (0.5%)
Gross Profit                   $167       $182         $176       ($15)          (8.2%)      ($9)     (5.1%)
 % margin                      41.3%      42.3%        43.3%

Adjusted EBITDA

 Harland Clarke Segment           81         95          87       ($14)         (14.7%)      ($6)     (6.9%)
 Harland Financial
 Solutions Segment                22         19          22          3           15.8%         --        --
 Scantron Segment                  7         17          14        (10)         (58.8%)      ($7)    (50.0%)
 Corporate                        (4)        (3)          (6)       (1)           NM          $2        NM

Adjusted EBITDA (1)
                               $106       $128         $117       ($22)         (17.2%)    ($11)     (9.4%)
 % margin                        26.2%      29.8%        28.8%

Capital Expenditures            $11          $7         $15         $4           57.1%       ($4)    (26.7%)
 % of revenue                     2.7%       1.6%         3.7%

     Adjusted  EBITDA -- Capital  Expenditures  $95 $121 $102 ($26) (21.5%) ($7)
(6.9%) % of Adj. EBITDA 89.6% 94.5% 87.2%

Source: Company filings

(1) Adjusted for restructuring costs, deferred purchase price compensation, asset impairment charges and impact of purchase accounting

First Quarter 2011 Consolidated Highlights:

[] On January 3, 2011, GlobalScholar was acquired for $134.9 million

[] The acquisition further expands Scantron's web-based education solutions platform while diversifying Harland Clarke's revenue stream and complementing
Scantron's testing and assessment, response to intervention, student achievement management and special education software solutions

[] Net revenues -- decreased by $2 million, or 0.5%, to $404 million for Q1 2011 from $406 million for Q4 2010

[] Adjusted EBITDA -- decreased by $11 million, or 9.4%, to $106 million for Q1
2011 from $117 million for Q4 2010

[] Driven by decrease in Scantron segment which incurred expenses resulting from GlobalScholar acquisition and from investments in the legacy

Scantron business

                                       24

Segment Financial Performance (2009--2011)

(1)
Adjusted Revenues

Harland Clarke

(71% of revenue;

(1)
72% of EBITDA )

[GRAPHIC OMITTED]

Harland Financial Solutions
(17% of revenue;

(1)
17% of EBITDA )

[GRAPHIC OMITTED]

Scantron

(12% of revenue;

(1)
11% of EBITDA )

[GRAPHIC OMITTED]

Adjusted EBITDA (% margin)

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Note: Sum of individual segments may not equal consolidated amounts due to intersegment eliminations and corporate expenses

(1) Revenue is adjusted to add back acquisition accounting fair value adjustments of deferred revenue.

(2) EBITDA not adjusted for corporate expenses

                                       25

Historical Adjusted-to-Cash Reconciliation

[]
Harland Clarke is unable to recognize certain revenue streams until vendor specific objective evidence of fair

value ("VSOE") is established under GAAP

[]
With the acquisitions of Spectrum K12 and GlobalScholar, a significant amount of revenue is deferred beyond 2011, although upfront cash payments have been received and costs related to the deferred revenue were recognized in 2011

($ in millions)
                                                     Historical
EBITDA                            2008       2009               2010       Q1 2011
============================= === ========== ================== ========== =============
                              (1
Total HCHC -- Adjusted EBITDA
                                       $457       $493               $485          $106
  Harland Clarke                          --         --                 --            --
     Legacy HFS                           --         --                 --            --
     Parsam                               --         --                 --            --
============================= === ========== ================== ========== =============
  HFS                                     --         --                 --            -
     Legacy Scantron                      --         --                 --            --
     Spectrum K12                         --         --                 2            1
     Global Scholar                       --         --                 --           1
============================= === ========== ================== ========== =============
  Scantron                                --         --                 2
============================= === ========== ================== ========== =============
  Corporate                               --         --                 --            -
============================= === ========== ================== ========== =============
Total HCHC Adjustments                    --         --                 2             1
============================= === ========== ================== ========== =============
Total HCHC -- Cash EBITDA            $457       $493               $487          $107

(1) See Adjusted EBITDA reconciliation on slide 19

                                       26

IV. Transaction Terms and Timing

Credit Suisse

                                       27

Key Amendment Terms

                            Existing Term Loan                              Proposed Extended Term Loan
------------- ------------- ---------------------------- ------------------------------------------------------------------------
              []                                         []
                 $1,729 million senior secured term loan    $1,200 million extended senior secured term loan tranche
Term loan
tranches
============= ------------- ---------------------------- ------------------------- ----------------------------------------------
              []                                         []
                 Term loan:                June 2014        New term loan tranche: June 2017
Maturity                                                 []
                                                            With springing maturity 90 days before the Senior Notes maturity date
============= ------------- ---------------------------- ------------------------------------------------------------------------
              []                                         []
                 Term loan:               LIBOR + 2.50%     New term loan tranche: LIBOR + 3.75%
                                                                                   (+125 bps)
Interest rate
============= ------------- ---------------------------- ------------------------- ----------------------------------------------
              []                                         []
                 N/A                                        Amendment fee:         10 bps
Amendment fee

Note: Term loan balance as of March 31, 2011

                                       28

Key Amendment Terms (cont'd)

                               Proposed Amendment
                          to Existing Credit Facilities

Other terms

[] Add incremental term loan capacity to be used to repay the non-extended  term loan, subject to 50 bps MFN

[] Provide the ability to complete revolver extensions in the future

[] Provide the ability to incur 2nd Lien Debt or Unsecured Debt so long as proceeds are used to repay term loans

[] Refresh the $25mm  general restricted payments basket

[] Increase the annual restricted payments basket from $20mm  to $25mm

[] Permit an EBITDA add-back  for earnings deferred as a result of the Vendor
Specific Objective Evidence  ("VSOE") method for revenue recognition. Revenue for multi-element  contracts at Scantron due to Spectrum  K12 and GlobalScholar operations are deferred until VSOE is established. The proposed add-back  will modify the credit agreement definition of EBITDA to reflect Cash EBITDA amounts for Scantron versus GAAP EBITDA

[] Modify the definition of Similar Businesses (for purposes of investments and acquisitions) to reflect the current diversification of the Company's business lines

[] Allow for borrower debt buybacks through tender offers to prepay, subject to customary restrictions including, but not limited to: [] All loans prepaid are immediately cancelled [] The revolver is undrawn at the time of the buyback

                                       29

Summary Amendment Timetable

[GRAPHIC OMITTED]

Date           Event
May 12th       Announce transaction
May 13th       Lenders' Call
May 13th       Distribute amendment documentation
May 20th       Deadline for consents
May 27th       Amendment becomes effective

                                       30

Transaction Contacts

                  Title                                                   Phone          E-mail
Harland Clarke
Peter Fera        Executive Vice President  and  Chief Financial Officer      (210) 697-1208 peter.fera@harlandclarke.com
Martin Wexler     Vice President and Treasurer                            (210) 697-6251 martin.wexler@harlandclarke.com
Credit Suisse
David Miller      Managing Director,                                      (212) 538-7443 david.miller@credit-suisse.com
                  Co-Head of U.S. Leveraged Finance Capital Markets
                  Co Head of U.S. Syndicated Loan Group
Carly Baxter      Director,                                               (212) 538-3933 carly.baxter@credit-suisse.com
                  Syndicated Loan Group
Robert Hetu       Managing Director,                                      (212) 325-4542 robert.hetu@credit-suisse.com
                  Corporate Banking
Michael Spaight   Associate,                                              (212) 325-7039 michael.spaight@credit-suisse.com
                  Corporate Banking

                                       31

Conclusion

                                       32

Key Credit Considerations

          Diversified Business Model with Industry Leading Positions

              Broad Range of Client-Focused Products and Services

                 Long-Term Client Relationships with Significant Expansion
                                 Opportunities

             Growing Base of Technology-Enabled Services and Solutions

                            Demonstrated History of

                             Continuous Improvement

    Proven and Attractive Financial Model with Resilient Performance during
                                    Downturn

          Proven Management Team with Significant Industry Track Record

                                       33

Public Q and A

                                       34

Appendix

                                       35

Compliance EBITDA Reconciliation

($ in millions)
========================================================= ======= ======= ======= ======= ===========
                                                                                              LT
FYE December 31,                                          2007    2008    2009    2010    3/31/2011
========================================================= ======= ======= ======= ======= ===========
Adjusted EBITDA                                           $351    $457    $493    $485         $46
Adjustments:
  Amortization of Up-Front Contract Payments (1)            48      43      41      29          31
  EBITDA from Acquisitions -- Pro Forma                    (41)      9       2      --          --
  Franchise Taxes                                           --       1      --      --           1
  Deferred Purchase Price Compensation                      (3)     (8)     (4)     (1)          2
  Impact of Purchase Accounting                            (17)     (3)     --      (3)         (6)
  Acquisition Expenses                                     117      --      --       3           2
  Unrealized Synergy Add-Back                              113      88       4      --          --
========================================================= ======= ======= ======= ======= ===========
Compliance EBITDA (2)                                     $568    $587     $536    $513        $494

(1) 2007 -- John H. Harland Acquisition; 2008 -- Data Management Acquisition;
2009 -- SubscriberMail Acquisition

(2) EBITDA as defined by the credit agreement

                                       36

Corporate Structure (Summarized)

                               M and F Worldwide Corp.
                                (DE corporation)

                          CA Acquisition Holdings Inc.
                                (DE corporation)

                         Harland Clarke Holdings Corp.
                               (DE corporation)

                           Revolving Credit Facility

                            Senior Secured Term Loan

                             Harland Clarke Corp.
                               (DE corporation)

                          Other Operating Subsidiaries

                                       37

                        [HARLAND CLARKE HOLDINGS CORP.]